UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7 , 2019

BRT APARTMENTS CORP.
(Exact name of Registrant as specified in charter)

Maryland	001-07172	13-2755856
(State or other jurisdiction of incorporation)	(Commission file No.)	(IRS Employer I.D. No.)

60 Cutter Mill Road, Suite 303, Great Neck, New York 11021
(Address of principal executive offices) (Zip code)

Registrant's telephone number, including area code 516-466-3100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 and Item 7.01. Results of Operations and Financial Condition; Regulation FD Disclosure.

On February 7, 2019, we issued a press release announcing our results of operations for the three months ended December 31, 2018. The press release refers to certain supplemental financial information available on our website. The press release and the supplemental financial information are furnished as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. The information in this Item 2.02 and 7.01, including the information included in Exhibits 99.1 and 99.2, shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended, which we refer to as the Exchange Act, and shall not be incorporated by reference into any registration statement or other document filed under the Exchange Act or the Securities Act of 1933, as amended, which we refer to as the 33 Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On February 7, 2019, our Board of Directors approved a change in our fiscal year from September 30 to December 31. As a result of this change, the Company will file a transition report on Form 10-Q for the three-months ended December 31, 2018.

A copy of the press release announcing the change in fiscal year end is attached as Exhibit 99.1 to this Current Report on Form 8-K. The press release shall not be deemed “filed” for purposes of the Exchange Act nor shall it be deemed incorporated by reference in any filing under the 33 Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits relating to Items 2.02 and 7.01 of this Current Report on Form 8-K are intended to be furnished to, not filed with, the SEC.

Exhibit No.	Description
99.1	Press release dated February 7, 2019.
99.2	Supplemental Financial Information.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRT APARTMENTS CORP.

February 7, 2019	/s/ George Zweier
George Zweier, Vice President
and Chief Financial Officer